Going concern	12 Months Ended
Dec. 31, 2020
Disclosure Of Going Concern [Abstract]
Going concern

23. Going concern

The Company has incurred recurring losses since inception, including net losses of USD 83.0 million for the year ended December 31, 2020. As of December 31, 2020, the Company had accumulated losses of USD 410.0 million, of which USD 30.6 million were offset with share premium. The Company expects to continue to generate operating losses in the foreseeable future, even though certain spending associated with its ongoing clinical trials has been and may be further delayed as a result of the COVID-19 pandemic. As of December 31, 2020, the Company had cash and cash equivalents of USD 31.2 million. Subsequent to December 31, 2020, the Company raised additional proceeds of USD 55.6 million (see note 24) and expects that its current cash and cash equivalents will be sufficient to fund its operations (without consideration of any commercialization expenses) and meet all of its obligations as they fall due for at least twelve months from the date of the issuance of these consolidated financial statements for the year ended December 31, 2020. These audited consolidated financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The future viability of the Company is dependent on its ability to raise additional capital to finance its future operations. The Company will seek additional funding through public or private financings, debt financing or collaboration agreements. The sale of additional equity may dilute existing shareholders and newly issued shares may contain senior rights and preferences compared to currently outstanding common shares. Issued debt securities may contain covenants and limit the Company’s ability to pay dividends or make other distributions to shareholders. The inability to obtain funding, as and when needed, would have a negative impact on the Company’s financial condition and ability to pursue its business strategies. If the Company is unable to obtain the required funding to run its operations and to develop and commercialize its product candidates, the Company could be forced to delay, reduce or eliminate some or all of its research and development programs, product portfolio expansion or commercialization efforts, which could adversely affect its business prospects, or the Company may be unable to continue operations. Management is currently pursuing plans to obtain additional funding, especially through collaborations with third parties for the future potential commercialization of linzagolix in Europe and the United States. However, there is no assurance that the Company will be successful in raising funds, closing a collaboration agreement, obtaining sufficient funding on terms acceptable to the Company, or if at all, which could have a material adverse effect on the Group’s business, results of operations and financial conditions.